Fees Summary	Dec. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,178,018,283.52
Previously Paid Amount	0
Total Fee Amount	333,454.6
Total Offset Amount	0
Net Fee	$ 333,454.6